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                                    EXHIBIT 23
                        CONSENT OF MCCARTER & ENGLISH, LLP





                                                   May 13, 1998



Ladies and Gentlemen:

      We consent to the incorporation by reference in this Quarterly Report on Form 10-Q of Owens-Illinois, Inc. for the quarter ended March 31, 1998, of the reference to our firm under the caption "Legal Proceedings."



                                          Very truly yours,



                                          /s/McCarter & English, LLP
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                                          McCarter & English, LLP